UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01

Other Events

ITEM 9.01(d)

Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

 ITEM 8.01

Other Events.

Salem Communications Corporation (the “Corporation”) announced that its Board of Directors declared a recurring, quarterly, cash dividend of $0.035 per share on its Class A and Class B common stock to be paid in March, June, September and December of each year.  The initial quarterly cash dividend will be paid on March 30, 2012 to all common stockholders of record as of March 23, 2012.  As of March 1, 2012, there were 18,735,555 shares of the Corporation’s Class A common stock outstanding and 5,553,696 shares of the Corporation’s Class B common stock outstanding.  Based on the number of shares currently outstanding, the Corporation expects to pay a total annual dividend of $3.4 million.

 ITEM 9.01      Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated March 8, 2012, of Salem Communications Corporation announcing a quarterly dividend payment

   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: March 8, 2012	By:/s/EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 8, 2012, of Salem Communications Corporation announcing a quarterly dividend payment